Exhibit 99.1
AIMCO Washington DC — Northern VA — Maryland Property Tour September 21, 2010

Aimco Introduction Aimco Has a Simple Business Strategy Own and operate 100,000 B/B+ quality apartments Well located in Opportunistic 20 largest U.S. redevelopment markets Finance with property-level, non-recourse, long-dated, fixed-rate and amortizing debt

Capital Concentrated in 20 Target Markets Seattle Boston Manhattan San Francisco Suburban NY / NJ East Bay Philadelphia San Jose Chicago Denver Los Angeles Washington-NoVa-MD Phoenix Atlanta Orange County Jacksonville San Diego Dallas / Ft Worth Orlando Tampa Houston South Florida % Aimco Conventional Property NAV Aimco targets a 90% investment in 6/30/2010 12/31/2009 Conventional properties and 10% in Conventional properties: Affordable properties. Los Angeles 15% 13% Washington — NoVA — MD 13% 11% South Florida 8% 8% As of June 30, 2010, 88% of Aimco’s Boston 7% 7% Chicago 7% 7% total capital was invested in San Diego 6% 6% Conventional properties. Philadelphia 4% 5% Manhattan 5% 4% Phoenix 4% 4% Orange County 4% 4% Conventional portfolio is concentrated Top 10 markets 73% 71% in 20 target markets. Other target markets 15% 17% Total target markets 88% 88% Non-target markets 12% 12%

Aimco Holds High Quality Assets Asset Quality: Measured by Rents Compared to Local Market Averages 2Q 2010 Average Rents Aimco REIS + / — Aimco Target Markets Los Angeles $ 2,001 $ 1,340 + 49% Seattle 1,204 961 + 25% Philadelphia 1,218 986 + 24% South Florida 1,263 1,025 + 23% Atlanta 869 748 + 16% Chicago 1,101 985 + 12% San Jose 1,492 1,425 + 5% Orange County 1,509 1,447 + 4% Jacksonville 770 754 + 2% Denver 785 791 — 1% East Bay 1,195 1,262 — 5% Dallas — Fort Worth 701 742 - 6% Houston 676 723 — 7% Tampa 724 781 — 7% San Diego 1,191 1,285 — 7% Orlando 725 800 — 9% Phoenix 609 678 — 10% Manhattan 2,369 2,700 — 12% Washington — NoVA — MD 1,198 1,377 — 13% San Francisco 1,462 1,734 — 16% Suburban New York / New Jersey 1,187 1,430 — 17% Boston 1,159 1,625 - 29% Total Aimco Target Markets $ 1,122 $ 1,110 + 1% Total Aimco Non-Target Markets $ 781 $ 797 — 2% Total Aimco Markets $ 1,042 $ 1,037 + 1% AIMCO

Opportunistic Redevelopment Conventional Redevelopment Investment Aimco has invested approximately $1 billion in its portfolio over the last five years through opportunistic redevelopment of assets in quality locations. At the end of 2009, Aimco’s portfolio included 53 properties that were redeveloped between 2003 and 2009. We have a pipeline of redevelopment opportunities that we are prepared to execute upon as market conditions allow. AIMCO

Financing Strategy Aimco Leverage Other Preferred stock borrowings 13% 1% Non-recourse property debt 86% Aimco has an enterprise-wide weighted-average maturity of 8.0 years, 30% longer than our apartment peer average. Aimco leverage is approximately 64%, compared to apartment peer leverage that ranges from 50% to 60%. Aimco’s leverage carries less refunding and refinancing risk than peer weighted-average leverage due to Aimco’s longer WAM. AIMCO

Washington DC — Northern VA — Maryland Market Overview Market Data US Avg. Q2 2010 Q2 2009 Variance Q2 2010 Effective Rents $1,330 $1,301 2.2% $973 Occupancy 93.7% 93.7% 0.0% 92.2% Unemployment Rate 6.3% 6.0% 0.3% 9.7% Median Home Value (‘000) $307 $306 0.1% $177 Single-Family Permits 9,474 8,077 17.3% 1,343,000 Multifamily Permits (Units) 1,641 2,261 -27.4% 369,000 Median Household Income (‘000) $88 $86 1.8% 52 Rent as a % of Median HH Income 18.8% 18.5% 0.3% 22.4% District of Columbia Market — Rent & Occupancy Trends District of Columbia Market — Projected Rent & Occupancy (REIS) Trends (REIS) AIMCO

Aimco Washington DC — Northern VA — Maryland Conventional Portfolio Aimco Conventional Portfolio Same Store Other* Total/Avg Total Properties 15 2 17 Total Units 6,711 1,304 8,015 2Q 2010 Average Rent $ 1,198 n/a $ 1,198 2Q 2010 Rent as % of Market -13% n/a -13% * Represents properties owned but not managed by Aimco AIMCO

Aimco Washington DC - Northern VA - Maryland Conventional Portfolio

	Units	Year Built/ Redev	Category	2Q 2010 Avg Rent	2Q 2010 ADO*	2Q 2010 GAV Aimco Share in $M	2Q 2010 GAV $/Share
Conventional properties on today's tour							
Foxchase Apartments	2,113	1940	Same Store Sales	$ 1,155	98.1%		
Key Towers Apartments	140	1964	Same Store Sales	$ 1,126	96.1%		
Latrobe Apartments	175	1980/2009	Same Store Sales	$ 1,935	94.7%		
Merrill House Apartments	159	1964	Same Store Sales	$ 1,303	96.8%		
Riverside Apartments	1,222	1973/2008	Same Store Sales	$ 1,210	96.3%		
Total/Avg	**3,809**			**$ 1,213**	**97.2%**	**$ 535**	**$ 4**
Other Conventional Washington DC properties							
Burke Shire Commons Apartments	360	1986	Same Store Sales	$ 1,224	97.1%		
Hunt Club Apartments	336	1986	Same Store Sales	$ 1,130	96.4%		
Hunter's Crossing Apartments	164	1967	Same Store Sales	$ 898	96.9%		
Ravensworth Towers	219	1974	Same Store Sales	$ 1,269	95.6%		
Shenandoah Crossing Apartments	640	1984	Same Store Sales	$ 1,192	97.7%		
Springwoods at Lake Ridge	180	1984	Same Store Sales	$ 1,100	96.3%		
Steeplechase Apartments	240	1986	Same Store Sales	$ 1,214	94.3%		
Stone Creek Club Apartments	240	1984	Same Store Sales	$ 1,149	97.0%		
Towers of Westchester Park	303	1972	Same Store Sales	$ 1,335	95.4%		
Windsor Park Apartments	220	1987	Same Store Sales	$ 1,110	97.2%		
Total/Avg	**2,902**			**$ 1,179**	**96.6%**	**$ 388**	**$ 3**
Properties owned but not managed by Aimco	**1,304**					**$ 19**	**$ 0**
Grand Total/Avg	**8,015**			**$ 1,198**	**96.9%**	**$ 942**	**$ 8**
Total Aimco	**71,909**			**$ 1,042**	**95.1%**	**$ 8,320**	**$ 66**

*Average Daily Occupancy

AIMCO 9

Foxchase Apartments

Year Built/Redeveloped		1940
Aimco Ownership %		100%
No. of Units		2,113
Average Unit Size (SF)		698
2Q 2010 ADO		98.1%
2Q 2010 Average Rent	$	1,155
2Q 2010 Average Rent PSF	$	1.65

Unit Description	# of Units	% of Mix
1BR / 1BA	1,585	75%
2BR / 2BA	528	25%
Total	**2,113**	**100%**

Community Features:
- ❑ Swimming pool
- ❑ Fitness center
- ❑ Tennis court
- ❑ Volleyball court
- ❑ Business center
- ❑ Laundry facility
- ❑ Controlled access
- ❑ Clubhouse
- ❑ Broadband internet access
- ❑ Car care center
- ❑ Near public transportation
- ❑ Extra storage

Unit Features:
- ❑ Upgraded kitchen and bath
- ❑ Upgraded features
- ❑ Washer / dryer
- ❑ Balcony / patio
- ❑ Air conditioning
- ❑ Cable / satellite TV ready
- ❑ Microwave
- ❑ High Speed Internet Access









AIMCO
10

Latrobe Apartments _____ Year Built/Redeveloped 1980/2009 Aimco Ownership % 63% No. of Units 175 Average Unit Size (SF) 589 2Q 2010 ADO 94.7% 2Q 2010 Average Rent $ 1,935 2Q 2010 Average Rent PSF $ 3.28 % of Unit Description # of Units Mix Studio 55 31% 1BR / 1BA 100 57% 2BR / 2BA 20 11% Total 175 100% Community Features: Controlled access Parking garage / covered parking Fitness center Broadband internet access Laundry facility Pet friendly Near public transportation Unit Features: Upgraded kitchen and bath GE appliances European washer / dryer Balcony / patio Wood floors Air conditioning Cable TV ready Microwave Furnished available AIMCO

Latrobe Apartments Redevelopment _____ Redevelopment Investment ($M) $ 10.9 Investment / Unit $ 62,025 Scope Interior/Exterior Before Redevelopment Buildings, Common Areas & Site: New fitness center addition to building with state of the art fitness equipment New E-Lounge and outdoor patio added in place of a studio apartment on the first floor. E-Lounge equipped with café seating on the interior, flat screen television, a computer station with multifunction copier/fax/printer/scanner. E-Lounge and outdoor patio serviced with free WiFi. Reconfigured leasing office, renovated lobby and common areas on the first floor Renovated the roof top deck with new pavers, planters, furniture, railings and a water feature. Wi-Fi made available on the roof. New monument and signage throughout Exterior lighting to enhance entry and appearance of building Replaced existing storefront at building entry New carpet, carpet base, lighting, and paint in corridors New elevator cab interiors Converted all but two of the existing laundry rooms to storage and provided additional storage in the garage Bicycle repair center located in the garage with tools available for check out by residents Energy conservation upgrades AIMCO

Latrobe Apartments Redevelopment Unit Interior Upgrades (Standard Units): Granite counter tops and pass thru sill Maple-stain cabinets in units requiring replacement Laminate floating floor in units requiring replacement Stainless steel appliances in kitchen including an ice maker in refrigerator and microwave over range New kitchen sink and faucet with spray, new kitchen ceiling light New Energy Star hot water heater in all units New bathroom cabinetry in units requiring replacement Cultured marble countertop and sink in bathrooms Ceramic floor in bathroom for units requiring replacement Ceramic tile surround overlay, new shower and tub fixtures, new bathroom mirror in units requiring replacement, new bathroom light fixture Panelized doors and hardware for all doorways and closets New combination washer/dryer Faux wood blinds for windows Two tone paint for entire unit Repaint entry door New base molding New carpet in living, dining and bedrooms New closet shelving New light fixtures in entry and dining New crown molding in common area of unit Unit Interior Upgrades (Upgraded Units): In addition to standard unit upgrades: New cherry stain cabinets in kitchen and bathrooms Upgraded appliances Upgraded ceramic floor in bathroom Upgraded ceramic tub surround Granite countertop with porcelain under-mount sink in bathroom Engineered wood flooring in entry foyer, living and dining Upgraded blinds _____ After Redevelopment AIMCO

Wah Luck House _____ Year Built/Redeveloped 1982 Aimco Ownership % 87% No. of Units 153 2Q 2010 ADO 99.9% 2Q 2010 Average Rent $ 1,318 Community Features: Affordable community, primarily serving the elderly Convenient “China Town” location Controlled access Clubhouse Underground parking garage Laundry facility Near public transportation Unit Features: Air conditioning Cable ready Patio / balcony AIMCO

Merrill House Apartments _____ Year Built/Redeveloped 1964 Aimco Ownership % 100% No. of Units 159 Average Unit Size (SF) 910 2Q 2010 ADO 96.8% 2Q 2010 Average Rent $ 1,303 2Q 2010 Average Rent PSF $ 1.43 % of Unit Description # of Units Mix Studio 17 11% 1BR / 1BA 80 50% 2BR / 1BA 30 19% 2BR / 2BA 18 11% 3BR / 2BA 13 8% 4BR / 2BA 1 1% Total 159 100% Community Features: Controlled access Swimming pool Barbecue area Clubhouse Laundry facility Free WiFi Broadband internet access Pet friendly Near public transportation Extra storage Unit Features: Upgraded features Walk-in closets Balcony / patio Air conditioning Cable TV ready Climate Control High speed internet access Close to parking AIMCO

Key Towers Apartments _____ Year Built/Redeveloped 1964 Aimco Ownership % 100% No. of Units 140 Average Unit Size (SF) 903 2Q 2010 ADO 96.1% 2Q 2010 Average Rent $ 1,126 2Q 2010 Average Rent PSF $ 1.25 % of Unit Description # of Units Mix Studio 33 24% 1BR / 1BA 79 56% 2BR / 2BA 17 12% 3BR / 2BA 11 8% Total 140 100% Community Features: Controlled access Fitness center Swimming pool Barbecue area Broadband internet access Laundry facility Pet friendly Near public transportation Unit Features: Walk-in closets Bay window Balcony / patio Air conditioning Fireplace Ceramic tile foyer Wood floors Ceiling Fan Penthouse Breakfast bar GE Appliances Cable TV ready Close to parking AIMCO

Riverside Apartments _____ Year Built/Redeveloped 1973/2008 Aimco Ownership % 75% No. of Units 1,222 Average Unit Size (SF) 817 2Q 2010 ADO 96.3% 2Q 2010 Average Rent $ 1,210 2Q 2010 Average Rent PSF $ 1.48 % of Unit Description # of Units Mix Studio 224 18% 1BR / 1BA 741 61% 2BR / 2BA 257 21% Total 1,222 100% Community Features: Gated entrance Swimming pool Fitness center Movie screening room Tennis court Barbecue area Clubhouse Volleyball court Business center Broadband internet access Laundry facility Free WiFi Near public transportation Unit Features: Upgraded kitchen and bath Ceramic tile floors Washer / dryer Balcony / patio Premium finish level in bedroom Wood floors AIMCO

Riverside Apartments Redevelopment Before Redevelopment _____ Redevelopment Investment ($M) $ 59.4 Investment / Unit $ 48,631 Scope Interior/Exterior Clubhouse and Athletic Facility: Constructed new 12,000 sq. ft. free-standing building New state-of-the-art athletic facility staffed by athletic professionals Aerobic room, weight room 25 meter lap pool Hot Tub Media center Club room New pool New pool/gym bath & locker rooms New kitchen/serving area Outdoor movie screening center Concierge and security center New leasing/sales office Common Areas: Professionally designed upgraded lobby and finishes New tenant business center with computers and internet access New tenant storage areas New model units New mail center and business office New common area bathrooms New party room in East Wing New property-wide security system/cameras AIMCO

Riverside Apartments Redevelopment After Redevelopment Building One Unit Interior Upgrades (Floors 1-13 and Other Standard Units): Laminate simulated wood flooring in the foyer/hallway and kitchens New carpet in the bedrooms and living room Internet/cable/telephone wiring Full size stackable washer/dryers New windows and window coverings New sliders and balcony screens New entrance door, 2-panel interior doors Granite vanity tops in the bathrooms New ceramic tile and fixtures in the bathrooms New black colored appliances New solid wood cabinetry and granite counter tops in kitchen New light fixtures including track lighting Floors 14 and 15 and Other Upgraded Units: In addition to standard unit upgrades Laminate simulated wood flooring in the living/dining rooms New solid wood cabinetry and granite counter tops kitchen New stainless steel appliances AIMCO

AIMCO Washington DC — Northern VA — Maryland Property Tour September 21, 2010